Exhibit 99.1
7315 Wisconsin Avenue, 1100 West, Bethesda, MD 20814
T: (240) 507-1300, F: (240) 396-5626
www.pebblebrookhotels.com
News Release
Pebblebrook Hotel Trust Provides 2015 Outlook
RevPAR Expected to Increase 6.5 to 7.5 Percent

Bethesda, MD, January 22, 2015 -- Pebblebrook Hotel Trust (NYSE: PEB) (the “Company”) today provided its Outlook for 2015 (the “Outlook”). The Outlook, which assumes no additional acquisitions, incorporates the impact of the Company’s various capital investment projects and assumes continued improvement in economic activity, positive business travel trends and other significant assumptions, is as follows:

	2015 Outlook
	Low	High
	(in millions, except per share/unit, margin and RevPAR data)

Net Income (loss) to common shareholders(1)	$54.5	$61.5
Net Income (loss) per diluted share(1)	$0.75	$0.85

Adjusted EBITDA(2)	$249.5	$256.5

Adjusted FFO(2)	$173.5	$180.5
Adjusted FFO per diluted share(2)	$2.40	$2.50

This 2015 Outlook is based on the following estimates and assumptions:

U.S. GDP Growth	2.5%	3.0%
U.S. Hotel Industry RevPAR Growth(3)	6.0%	7.0%

Same-Property RevPAR(3,4)	$211	$213
Same-Property RevPAR growth rate(3,4)	6.5%	7.5%

Same-Property EBITDA(4)	$274.0	$281.0
Same-Property EBITDA Margin(4)	32.7%	33.2%
Same-Property EBITDA Margin growth(4)	100 bps	150 bps

Corporate cash general and administrative expenses	$17.1	$17.1
Corporate non-cash general and administrative expenses	$9.5	$9.5
Weighted average fully diluted shares and units	72.4	72.4

(1) The Company’s estimates and assumptions for net income (loss) to common shareholders and net income (loss) per diluted share may prove to be inaccurate and actual results may vary significantly as a result of adjustments resulting from final purchase price allocations for properties acquired in 2014.

(2) See tables later in this press release for a reconciliation of net income (loss) to non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization ("EBITDA"), Adjusted EBITDA, Funds from Operations ("FFO"), Adjusted FFO and Adjusted FFO per diluted share.

(3) “RevPAR” is defined as rooms revenue per available room.
(4) The Company’s estimates and assumptions for Same-Property RevPAR, Same-Property RevPAR growth rate, Same-Property EBITDA, Same-Property EBITDA Margin and Same-Property EBITDA Margin growth rate for 2015 include the hotels owned as of December 31, 2014, as if they had been owned by the Company for all of 2014 and 2015, except for Hotel Vintage Plaza Portland, which is not included for the first quarter of 2014 and 2015 due to the hotel being closed renovation during most of Q1 2015, and the Prescott Hotel, which is not included for the fourth quarter of 2014 and 2015 due to the expectation that the hotel will be closed for renovation during most of Q4 2015.

“We believe 2015 will be another terrific year for the overall hotel industry and Pebblebrook as the U.S. economic recovery continues to strengthen and broaden,” noted Jon Bortz, Chairman, President and Chief Executive Officer of Pebblebrook Hotel Trust. “We expect that healthy demand growth from all segments including business, leisure transient, group and international will drive higher industry occupancy levels as supply growth remains well below demand growth. As a result, historically high and rising occupancies, particularly in most urban markets, should allow for a further increase in pricing power, leading to higher average daily rates. We are forecasting U.S. industry RevPAR will increase between 6.0% and 7.0% over 2014. Our portfolio, comprised of high quality hotels primarily located in major gateway cities with an emphasis on the west coast, should continue to outperform the industry by benefitting from their more favorable market dynamics, recent renovations and unique experiential products. We’re forecasting our Same-Property RevPAR to increase 6.5% to 7.5%, which takes into account the negative impact of expected renovation disruption at all of our hotels undergoing renovations throughout the year.”

The Company’s Outlook incorporates all of the expected disruption associated with the various renovations and repositionings at our properties including the Company’s 355-room Radisson Hotel Fisherman’s

Wharf, with completion and relaunch as Hotel Zephyr expected in the second quarter of 2015; the Embassy Suites San Diego Bay - Downtown, with completion forecasted in the first quarter of 2015; the 125-room Hotel Vintage Plaza Portland, which is now closed and is scheduled to reopen as Hotel Vintage Portland upon completion of its renovation before the beginning of the second quarter of 2015; the 258-room W Los Angeles - Westwood, which is adding 39 new guestrooms and undergoing a full property renovation, all of which expected to be completed in the second quarter of 2015; the 242-room Dumont NYC, which will add 10 new guestrooms, and is expected to be completed in the third quarter of 2015; The Westin Colonnade Coral Gables, with its renovation and repositioning planned to commence in the third quarter of 2015 and be completed in the fourth quarter of 2015; and the Union Station Hotel, Autograph Collection, Prescott Hotel, Hotel Monaco Washington, D.C., and The Nines, a Luxury Collection Hotel, Portland, all of which are expected to commence rooms renovations in the fourth quarter, with completion planned in the first quarter of 2016.

If any of the foregoing estimates and assumptions prove to be inaccurate, actual results, including the Outlook, may vary, and could vary significantly, from the amounts shown above.

The Company will report financial results for the fourth quarter and full year 2014 on Tuesday, February 17, 2015, after the market closes. The Company will conduct its quarterly conference call on Wednesday, February 18, 2015, at 9:00 AM ET. To participate in the conference call, dial (888) 417-8465 approximately ten minutes before the call begins (8:50 AM ET), tell the operator that you are calling for Pebblebrook Hotel Trust’s Fourth Quarter and Full Year 2014 Earnings Conference Call, and state your full name and company affiliation, and you will then be connected to the call.

About Pebblebrook Hotel Trust

Pebblebrook Hotel Trust is a publicly traded real estate investment trust (“REIT”) organized to opportunistically acquire and invest primarily in upper upscale, full-service hotels located in urban markets in major gateway cities. The Company owns 35 hotels, including 29 wholly owned hotels with a total of 6,948 guest rooms and a 49% joint venture interest in six hotels with a total of 1,775 guest rooms. The Company owns, or has an ownership interest in, hotels located in 11 states and the District of Columbia, including: San Francisco, California; Los Angeles, California (Hollywood, Santa Monica, West Hollywood and Westwood); New York, New York; Boston, Massachusetts; San Diego, California; Portland, Oregon; Buckhead, Georgia; Seattle, Washington; Washington, DC; Philadelphia, Pennsylvania; Miami, Florida; Columbia River Gorge, Washington; Nashville, Tennessee; Bethesda, Maryland and Minneapolis, Minnesota. For more information, please visit us at www.pebblebrookhotels.com and follow us on Twitter at @PebblebrookPEB.

This press release contains certain “forward-looking statements” relating to, among other things, projected financial and operating results. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan” or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. Examples of forward-looking statements include the following: projections and forecasts of net income, FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, RevPAR, and the growth in such measures, the Company’s expenses, share count and other financial items; descriptions of the Company’s expectations, plans or objectives for future operations, acquisitions, capital investments or services; forecasts of the Company’s future economic performance and its share of future markets; forecasts of hotel industry performance; and descriptions of assumptions and estimates underlying or relating to any of the foregoing expectations, including assumptions regarding the timing of their occurrence. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy and the supply of hotel properties, and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.pebblebrookhotels.com.

All information in this release is as of January 22, 2015. The Company undertakes no duty to update the statements in this release to conform the statements to actual results or changes in the Company’s expectations or assumptions.

###

Additional Contacts:

Raymond D. Martz, Chief Financial Officer, Pebblebrook Hotel Trust - (240) 507-1330

For additional information or to receive press releases via email, please visit our website at
www.pebblebrookhotels.com

Pebblebrook Hotel Trust
2015 Outlook
Reconciliation of Net Income (Loss) to FFO, EBITDA, Adjusted FFO, and Adjusted EBITDA
(In millions)
(Unaudited)

	2015 Outlook
	Low End	High End

Net Income (Loss)	$80.7	$87.7
Adjustments:
Depreciation and amortization, including investment in joint venture	115.0	115.0
FFO	$195.7	$202.7
Distribution to preferred shareholders	(26.0)	(26.0)
FFO available to common share and unit holders	$169.7	$176.7
Hotel acquisition costs	0.0	0.0
Non-cash ground rent	3.4	3.4
Amortization of Class A LTIP Units	0.0	0.0
Management/franchise contract transition costs	1.6	1.6
Interest expense adjustment for above market loan	(2.5)	(2.5)
Capital lease adjustment	0.5	0.5
Non-cash amortization of acquired intangibles	0.8	0.8
Adjusted FFO available to common share and unit holders	$173.5	$180.5

	2015 Outlook
	Low End	High End

Net Income (Loss)	$80.7	$87.7
Adjustments:
Interest expense, including investment in joint venture, net	43.0	43.0
Income tax expense (benefit)	4.8	4.8
Depreciation and amortization, including investment in joint venture	115.2	115.2
EBITDA	$243.7	$250.7
Hotel acquisition costs	0.0	0.0
Non-cash ground rent	3.4	3.4
Amortization of Class A LTIP Units	0.0	0.0
Management/franchise contract transition costs	1.6	1.6
Non-cash amortization of acquired intangibles	0.8	0.8
Adjusted EBITDA	$249.5	$256.5

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission "SEC" rules to supplement the Company's consolidated financial statements presented in accordance with U.S. generally accepted accounting principals ("GAAP").

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP.

Funds from Operations (“FFO”) - FFO represents net income (computed in accordance with GAAP), plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships. The Company considers FFO a useful measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, the Company believes that FFO provides a meaningful indication of its performance. The Company also considers FFO an appropriate performance measure given its wide use by investors and analysts. The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to that of other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor is it indicative of funds available to fund the Company’s cash needs, including its ability to make distributions. The Company presents FFO per diluted share calculations that are based on the outstanding dilutive common shares plus the outstanding Operating Partnership units for the periods presented.

Earnings before Interest, Taxes, and Depreciation and Amortization ("EBITDA") - The Company believes that EBITDA provides investors a useful financial measure to evaluate its operating performance, excluding the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization).

The Company also evaluates its performance by reviewing Adjusted EBITDA and Adjusted FFO, because it believes that adjusting EBITDA and FFO to exclude certain recurring and non-recurring items described below provides useful supplemental information regarding the Company's ongoing operating performance and that the presentation of Adjusted EBITDA and Adjusted FFO, when combined with the primary GAAP presentation of net income (loss), more completely describes the Company's operating performance. The Company adjusts EBITDA and FFO for the following items, which may occur in any period, and refers to these measures as Adjusted EBITDA and Adjusted FFO:

- Hotel acquisition costs: The Company excludes acquisition transaction costs expensed during the period because it believes that including these costs in EBITDA and FFO does not reflect the underlying financial performance of the Company and its hotels.
- Non-cash ground rent: The Company excludes the non-cash ground rent expense, which is primarily made up of the straight-line rent impact from a ground lease.
- Amortization of Class A LTIP units: The Company excludes the non-cash amortization of LTIP Units expensed during the period.
- Management/franchise contract transition costs: The Company excludes one-time management and/or franchise contract transition costs expensed during the period because it believes that including these costs in EBITDA and FFO does not reflect the underlying financial performance of the Company and its hotels.
- Interest expense adjustment for above-market loans: The Company excludes interest expense adjustment for above-market loans assumed in connection with acquisitions, because it believes that including these non-cash adjustments in FFO does not reflect the underlying financial performance of the Company.
- Capital lease adjustment: The Company excludes the effect of non-cash interest expense from capital leases because it believes that including these non-cash adjustments in FFO does not reflect the underlying financial performance of the Company.
- Non-cash amortization of acquired intangibles: The Company excludes the non-cash amortization of acquired intangibles, which includes but is not limited to the amortization of favorable and unfavorable leases and above/below market real estate tax reduction agreements because it believes that including these non-cash adjustments in FFO does not reflect the underlying financial performance of the Company.

The Company’s presentation of FFO in accordance with the NAREIT White Paper and EBITDA, and as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity. The table above is a reconciliation of the Company’s FFO and EBITDA calculations to net income in accordance with GAAP.